DTE ENERGY BUSINESS UPDATE S E P T E M B E R 2 0 - 2 1 , 2 0 2 1 EXHIBIT 99.1

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s financial results and estimates of future prospects, and actual results may differ materially. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that providing DT Midstream with the transition services previously negotiated could disrupt or adversely affect our business, results of operations and financial condition; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

Focusing on our employees, customers and communities while delivering for investors 3 Employees • Recognized as a Gallup Great Workplace for the ninth consecutive year • Building on our diversity, equity and inclusion focus with acceleration of commitment to build an even better workplace Customers • Continued successfully growing our voluntary renewables program with 1,300 MW approved and 950 MW subscribed; increasing affordability and access to low-income customers • Partnered with Ford Motor Company on new rooftop solar installation and battery storage technology Community • Named to the Civic 50 by Points of Light for the fourth consecutive year • Launched Tree Trim Academy to create 200 high-paying jobs in Detroit Investors • Strong 2Q results; raised 2021 operating earnings1 guidance • Dividend payout to be consistent with pure-play utility peers 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Continuing to deliver successful operational results

DTE Electric

- Targeting net zero carbon emissions by 2050
  - Retired River Rouge Power Plant in 2Q 2021
- Voluntary renewables program MIGreenPower is one of the largest in the country with over 35,000 customers and 950 MW of subscriptions

DTE Gas

- Targeting net zero greenhouse gas emissions by 2050
- Began second phase of construction on major transmission renewal project in Northern Michigan
- CleanVision Natural Gas Balance Program announced in 2021 and growing rapidly with over 3,000 customers

Power & Industrial Projects

- Began construction on new RNG facility in South Dakota; in-service 3Q 2022
- Advanced discussions on new industrial energy and RNG projects
- Received The Association of Union Contractors Project of the Year award for the Ford Dearborn cogeneration project


DTE
DTE

DTE

4

Maintaining 5% - 7% long-term operating EPS1 growth target 51. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Continued strength in 2021 ✓ Increased 2021 operating EPS guidance from a midpoint of $5.51 per share to $5.77 per share ✓ Positioning DTE for future success ✓ Confirming 5% - 7% operating EPS growth rate from 2020 original guidance to 2025 Long-term growth driven by strength of utilities ✓ Generating 90% of operating earnings from regulated utilities with $17 billion investment in 5-year plan ✓ Utility investment focused on clean generation and improving reliability and the customer experience 2020 original guidance midpoint 2021 guidance midpoint 2022E 2023E 2024E 2025E DTE annualized operating EPS from continuing operations $5.13 $5.77

DTE Energy benefits from being a predominantly pure-play regulated utility

Enhanced strategic focus	✓ Premier, predominantly pure-play regulated electric and natural gas utility
Investments in growth opportunities	✓ Substantially growing rate base with $17 billion of utility growth capital investment, a 13% increase over prior plan ✓ Aligned with aggressive ESG targets, net zero greenhouse gas emissions by 2050
Distinguished growth profiles	✓ 5% - 7% operating EPS[1] growth target from 2020 original guidance midpoint
Improved investor alignment	✓ Attracts shareholders desiring predictable, low-risk growth associated with regulated utilities
Seasoned management team	✓ Track record of providing clean, safe, reliable and affordable energy to our customers and being a force for growth in the communities where we live and serve
Competitive dividends	✓ Targeting dividend growth and payout ratio consistent with pure-play utility peers

Operating earnings


70%
Predominantly pure-play regulated utility
20%
10%

Capital investment


76%
5-year plan 2021 - 2025
16%
8%

Electric utility | Gas utility | Non-utility

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

6

Two high-quality utilities operating in a constructive regulatory environment 1. UBS, December 2020 (50 states and Washington, D.C.) 7 Ranking of U.S. regulatory jurisdictions1 (Michigan in tier 1) 10-month rate cases supported by legislation; recovery mechanisms for renewables and gas infrastructure; 5-year distribution planning Dan Scripps Chair Katherine Peretick Commissioner Tremaine Phillips Commissioner Michigan Public Service Commission 2021 - 2025 MPSC key objectives ✓ Empower customers to make informed utility choices ✓ Assure safe, secure and reliable utility services and infrastructure ✓ Assure accessible and affordable utility services through regulatory oversight ✓ Cultivate open and diverse communication and education 7 9 18 9 8 Tier 1 Tier 2 Tier 3 Tier 4 Tier 5

Peer average Distinctive continuous improvement culture drives strong track record of cost management vs. peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchase power and gas production expense 8 • Controlling costs while improving the customer experience and targeting rate increases below 3% − Productivity enhancements − Technology innovations − Automation − Infrastructure replacements − Transition to cleaner energy • Lowered average electric industrial customer rate 11% since 2012 All 10,000+ employees engaged in CI to surface and solve problems Average annual percentage change in O&M costs 2008 - 2020 Electric utility1 Gas utility1 3% 3% 1% 1% DTE Electric Peer average DTE Gas

DTE Electric progressing on key initiatives; accelerating distribution and generation investments

Advancing our clean energy investments and plan to accelerate the modernization of our electric grid

- Progressing toward net zero carbon emissions target by 2050
- Accelerating voluntary renewables program, one of the largest in the industry
- Announced commitment to build extensive electric vehicle charging network

Targeting 7% - 8% long-term operating earnings[1] growth from 2020 original guidance midpoint

- Investing in generation and distribution for clean and reliable energy
- Upgrading substations for load growth and to address aging infrastructure



Electric investment
(billions)
17%
$12
~$1
$2
$4
$5
$14
$2
$5
$7
2020 - 2024
previous plan
2021 - 2025
current plan
Distribution infrastructure
Base infrastructure
Renewables
Natural gas plant

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE 9

32% 50% 80% 100% MIGreenPower offers DTE Electric customers simple and affordable renewable energy solutions supporting wind and solar projects 10 • Program initiation: February 2017 • 35,000 customers • 950 MW subscribed • Average net cost to residential customer − Wind & solar program: 3.1 cents/kWh − Wind program: 2.2 cents/kWh • An average business customer using 1,000 kWh/month can attribute 100% of their energy use to renewable wind resources for ~$19/month DTE Electric carbon emissions reductionsDTE Electric - MIGreenPower 20502040203020232005

DTE Gas progressing on key initiatives; replacing aging infrastructure to reduce greenhouse gas emissions

Advancing our clean energy investments and upgrading and replacing aging infrastructure

- Targeting net zero greenhouse gas emissions by 2050
- Announced CleanVision Natural Gas Balance, the nation's first program to include both carbon offsets and renewable natural gas; executed agreement to secure forestry carbon offsets
- Progressing on major transmission renewal project
- Continuing main renewal upgrades and operational improvements; completed 206 main renewal miles in 2020

Targeting 9% long-term operating earnings[1] growth from 2020 original guidance midpoint

- Investing in main renewal, pipeline and transmission integrity and technology innovation



Gas investment
(billions)
$3.0
$1.4
$1.6
$3.5
$0.5
Additional opportunity
$1.4
$1.6
2020 - 2024
previous plan
2021 - 2025
current plan
Infrastructure renewal
Base infrastructure

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

DTE 11

CleanVision Natural Gas Balance helps reduce the carbon emissions footprint of DTE Gas customers through carbon offsets and RNG

DTE Gas - Natural Gas Balance

- Program initiation: January 2021
- Customers: 3,000+
- RNG will be sourced by transforming landfill emissions and wastewater treatment plant by-products into usable gas
- Carbon offset program is focused on protecting Michigan forests that naturally absorb greenhouse gases
- Offers customers a way to affordably offset 25% to 100% of greenhouse gas emissions from an average home's natural gas use
- Partnered with Bluesource, the nation's largest carbon offset developer, on the Greenleaf Improved Forest Management project in Michigan's Upper Peninsula to protect and preserve forests

DTE Gas greenhouse gas emissions reductions


45%
65%
80%
100%
2005
2020
2030
2040
2050

DTE
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V I S I T U S : D T E I N V E S T O R R E L AT I O N S 2 0 2 1 E S G R E P O R T 2 01 9 - 2 0 2 0 C O R P O R AT E C I T I Z E N S H I P H I G H L I G H T S

14 Appendix

Original guidance Revised guidance Primary drivers DTE Electric $826 - $840 $853 - $867 Warmer than normal weather, sustained continuous improvement and uncollectible expense favorability DTE Gas 202 - 212 202 – 212 Power & Industrial Projects 147 - 163 152 - 168 Higher REF volumes Energy Trading 15 - 25 30 - 40 Primarily realization of gas storage asset gains from Texas weather event Corporate & Other (148) - (138) (148) - (138) DTE Energy $1,042 - $1,102 $1,089 - $1,149 Operating EPS from continuing operations $5.36 - $5.66 $5.62 - $5.92 Raised 2021 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 15 Strong 2021 financial results allow for increased guidance and positions DTE for future success

Revised 2021 cash flow and capital expenditures guidance to reflect DTM spin impacts 16 Original guidance Revised guidance Cash from operations1 $3.0 $2.7 Capital expenditures (4.2) (3.9) Free cash flow ($1.2) ($1.2) Dividends (0.8) (0.8) Net cash ($2.0) ($2.0) Debt financing Impacts to continuing operations Issuances $2.1 $2.3 Redemptions (0.5) (0.7) Impacts due to spin of DTM DTM distribution - 3.0 Spin-related redemptions2 - (3.0) Total debt financing $1.6 $1.6 Change in cash on hand ($0.4) ($0.4) Original guidance Revised guidance DTE Electric Base infrastructure $1,030 $1,030 New generation 950 950 Distribution infrastructure 1,030 1,030 $3,010 $3,010 DTE Gas Base infrastructure $325 $325 Main renewal 295 295 $620 $620 Non-utility $500 - $700 $200 - $350 Total $4,130 - $4,330 $3,830 - $3,980 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs 2. Includes $0.4 billion of debt breakage fees

Maintaining strong cash flow, balance sheet and credit profile

(billions)



Planned equity issuances
2021 - 2023
$1.3
Convertible equity units
Targeting no equity issuances in 2021
$0.0 - $0.2
2021
2022
2023
$1.3 - $1.5

- Issued $1 billion in green bonds in 2021; $2 billion issued in total in the past four years
- Strong investment-grade credit rating
  - Targeting ~16% FFO[1] / Debt[2]
- Significant debt paydown with proceeds from DTM debt raise
  - Retired ~$2.6 billion of long-term parent debt

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

Strong cash flows have reduced equity needs in plan

DTE

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

17

Utilities have provided solid rate base growth while achieving authorized returns 18 DTE Electric ROE 10.1% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 10.3% 10.1% 10.0% 10.0% 9.9% 2016 2017 2018 2019 2020 DTE Gas ROE Authorized ROE Earned ROE Authorized ROE Earned ROE $15.6 $16.5 $17.7 $18.9 $20.4 2016 2017 2018 2019 2020 DTE Electric rate base (billions) $3.7 $4.1 $4.4 $4.8 $5.2 2016 2017 2018 2019 2020 DTE Gas rate base (billions)

DTE Electric • Renewable energy plan (U-18232) − Received order: July 2020 − 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar) • Innovative, one-time customer refund regulatory liability (U-20921) − Received order: December 2020 − $30 million voluntary refund • Alternative rate case strategy (U-20835) − Received order: April 2021 − Delays rate case filing to October 2021 or later DTE Gas • General rate case filed February 2021 (U-20940) − Effective: January 1, 2022 − Rate request: $195 million − ROE: 10.25% − Capital structure: 52% equity, 48% debt − Rate base: $5.6 billion − Proposal for decision expected: September 2021 • Voluntary emissions offset plan (U-20839) − Received order: October 2020 − Comprised of a combination of both carbon offsets and Renewable Natural Gas (RNG) − 95% of planned emissions reduction is carbon emissions − 5% of planned emissions reduction is RNG DTE Electric and DTE Gas regulatory update 19 • Voluntary renewable plan (U-20713) − Received order: June 2021 − Additional 420 MW in 2022; additional 380 MW from 2023 - 2025 − Program offerings to provide low-income customers greater access to renewable energy • Securitization filing (U-21015) − Received order: June 2021 − $73.2 million for River Rouge retirement and $156.9 million for vegetation management program

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 20 Environmental Transitioning towards net zero greenhouse gas emissions Delivering clean and reliable energy to customers Protecting our natural resources Social Focusing on the diversity, safety, well-being and success of our employees Committing to a strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities World-class volunteerism Governance Focusing on the oversight of environmental sustainability, social and governance Ensuring board diversity Providing incentive plans tied to safety and customer satisfaction targets

Award-winning commitment to being a top ESG employer in the country 21 Gallup Great Workplace Award 9 consecutive years Inclusion of women-owned businesses in their supply chains Overall excellence in diversity Superior corporate citizenship and community involvement Ambassadors Championing Excellence Award for commitment to supporting minority businesses America’s Most Responsible Companies 2021 Veteran friendly employer

Environmental sustainability is critical to the creation of long-term shareholder value 22 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Active participant in coalitions that advocate for strong environmental public policies • Key participant in Governor Whitmer’s initiative to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy Protecting our natural resources and promoting environmental sustainability through stewardship and conservation • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

Continuing the journey to provide clean and reliable energy to customers 1. Timing and mix subject to change 2. Majority retired in 2020 with remaining capacity retired in 2021 23 Planned capacity additions 2020 - 20251 • Wind: 850 MW • Solar: 935 MW • Blue Water Energy Center: 1,100 MW Planned coal capacity retirements 2020 - 2025 • 2021 River Rouge: 272 MW2 • 2022 St. Clair: 1,065 MW • 2022 Trenton Channel: 495 MW Current renewable energy portfolio 1,800 MW capacity

77% 45% 30% 20% 20% 20% 2% 18% 20 - 25% 1% 17% 25 – 30% 2005 2023E 2030E More than doubling renewable energy by 2024 24 Cleaner generation mix River Rouge Trenton Channel Belle River Monroe 2022 2030 2040 St. Clair Renewables Natural gas Nuclear & other Coal 2021

A force for growth and prosperity in the Michigan communities we serve 2525 World class volunteerism improves our communities and contributes to employee engagement Consistently recognized as a top employer Our efforts include education and mentoring programs Partnering with a correctional facility to train inmates to become tree trimmers upon their release 1,700 high school and college students hired or sponsored in 2019, providing experience in different office or skilled trade careers 1,000 individuals with multiple barriers to employment committed to be hired over the next five years $11 billion purchased from Michigan businesses since 2010 34,000 local jobs have been created as a result of our investments into our communities 50 companies nationwide received this honor from Points of Light Only company in Michigan to be recognized Revitalizing neighborhoods and investing in communities DTE’s commitment to community involvement has led to increasing customer satisfaction ratings and DTE being named #1 utility in the “Civic 50” by Points of Light

Health and safety of our people is a priority 26 • Multiple safety committees spanning all levels of the company providing input into seasonal safety plans, addressing unique challenges of each business unit • Regular employee safety training with culture that everyone at DTE is 100% accountable for their own safety and 100% accountable for the safety of everyone around them • Received American Gas Association Safety Achievement Award for excellence in employee safety • Recognized in the top 2% of companies surveyed in company safety culture by the National Safety Council • Led the development of statewide COVID-19 prevention campaign aimed at young adults

Committed to diversity, equity and inclusion; creating an environment where all are welcome Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce and supplier base influences our hiring strategies and business practices • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens • Over $700 million invested with diverse suppliers in 2020 as part of our award-winning supplier diversity program • Public advocacy and financial support − Michigan civil rights reform − Removing the digital divide − Equity funding for schools Differently-abled group Latinx professionals group Young professionals group LGBTQ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group Employee resource groups promote a safe and welcoming environment and offer professional development, networking, mentoring and support 27

Building on the momentum of the last decade, DTE is committed to Michigan investments and supplier diversity 28

Governance framework provides shareholder rights and enables sustainable value creation 29 average tenure~9yr 3 Directors added since 2018 33% gender or ethnically diverse 83% independent 2 10 4 8 Board diversity Best-in-class governance practices ✓ Lead Independent Director ✓ Stock ownership guidelines for non-employee Directors ✓ Majority voting standard ✓ Annual Director elections ✓ Established corporate governance guidelines ✓ Publication of Environmental, Social, Governance and Sustainability report ✓ Shareholder ability to call a special meeting ✓ No supermajority voting provisions to approve mergers or amend charter ✓ Overboard policy

Priorities Performance-based compensation elements Annual incentive metrics Long-term metrics Highly engaged employees • Employee engagement • Employee safety Top decile customer satisfaction • Customer satisfaction • Customer complaints Distinctive continuous improvement capability • Utility operating excellence • Customer satisfaction improvement Strong political & regulatory context • Customer satisfaction improvement • Utility operating excellence index Clear growth & value creation strategy • Relative TSR Superior & sustainable financial performance • EPS • Cash flow • Balance sheet health Executive management compensation plan is aligned with our core priorities 30

Reconciliation of reported to operating earnings (non-GAAP) 31 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.